SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ] Preliminary Proxy Statement   [  ] Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to ss. 240.14 a-11(c) or ss. 240.14a-12


                         PINNACLE BANKSHARES CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and O-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[   ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed:

                                     [LOGO]


         Dear Fellow Shareholders:

                You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation, the holding company for The First National Bank of Altavista. The meeting will be held on Tuesday, April 13, 1999, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The accompanying Notice and Proxy Statement describe the matters to be presented at the meeting. Enclosed is our 1998 Annual Report to Shareholders that will be reviewed at the Annual Meeting.

                PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE. Whether or not you will be able to attend the Annual Meeting, it is important that your shares be represented and your vote recorded. The proxy may be revoked at any time before it is voted at the Annual Meeting.

                We appreciate your continuing loyalty and support of The First National Bank of Altavista and Pinnacle Bankshares Corporation.


                                                   Sincerely,

                                                   /s/ Robert H. Gilliam, Jr.
                                                   --------------------------
                                                   Robert H. Gilliam, Jr.
                                                   PRESIDENT &
                                                   CHIEF EXECUTIVE OFFICER
         Altavista, Virginia
         March  12, 1999

                      (This page intentionally left blank)

                         PINNACLE BANKSHARES CORPORATION
                                622 BROAD STREET
                            ALTAVISTA, VIRGINIA 24517



                  NOTICE OF 1999 ANNUAL MEETING OF SHAREHOLDERS


                            TO BE HELD APRIL 13, 1999

           The 1999 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation (the "Company") will be held at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia, on Tuesday, April 13, 1999, at 11:30 a.m. for the following purposes:

           1. To elect four Class II directors to serve until the 2002 Annual Meeting of Shareholders and one Class I director to serve until the 2001 Annual Meeting of Shareholders, as described in the Proxy Statement accompanying this notice.

           2. To transact such other business as may properly come before the meeting or any adjournment thereof.

           Shareholders of record at the close of business on February 22, 1999, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.


                                         By Order of the Board of Directors

                                         /s/ Dawn P. Crusinberry
                                         -----------------------
                                         Dawn P. Crusinberry
                                         SECRETARY

March  12, 1999

                                IMPORTANT NOTICE

           PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. SHAREHOLDERS ATTENDING THE MEETING MAY PERSONALLY VOTE ON ALL MATTERS WHICH ARE CONSIDERED, IN WHICH EVENT THE SIGNED PROXIES ARE REVOKED.

                         PINNACLE BANKSHARES CORPORATION
                                622 BROAD STREET
                            ALTAVISTA, VIRGINIA 24517

                                 PROXY STATEMENT
                       1999 ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 13, 1999

                                     GENERAL

           The following information is furnished in connection with the solicitation by and on behalf of the Board of Directors of the enclosed proxy to be used at the 1999 Annual Meeting of Shareholders (the "Annual Meeting") of Pinnacle Bankshares Corporation (the "Company") to be held Tuesday, April 13, 1999, at 11:30 a.m. at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia. The approximate mailing date of this Proxy Statement and accompanying proxy is March 12, 1999.

REVOCATION AND VOTING OF PROXIES

           Execution of a proxy will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder who has executed and returned a proxy may revoke it by attending the Annual Meeting and requesting to vote in person. A shareholder may also revoke his proxy at any time before it is exercised by filing a written notice with the Company or by submitting a proxy bearing a later date. Proxies will extend to, and will be voted at, any properly adjourned session of the Annual Meeting. If a shareholder specifies how the proxy is to be voted with respect to any proposals for which a choice is provided, the proxy will be voted in accordance with such specifications. If a shareholder fails to specify with respect to such proposals, the proxy will be voted FOR proposal 1, as set forth in the accompanying notice and further described herein.

VOTING RIGHTS OF SHAREHOLDERS

           Only those shareholders of record at the close of business on February 22, 1999, are entitled to notice of and to vote at the Annual Meeting, or any adjournments thereof. The number of shares of common stock of the Company outstanding and entitled to vote at the Annual Meeting is 719,025. The Company has no other class of stock outstanding. A majority of the votes entitled to be cast, represented in person or by proxy, will constitute a quorum for the transaction of business. Each share of Company Common Stock entitles the record holder thereof to one vote upon each matter to be voted upon at the Annual Meeting.

           With regard to the election of directors, votes may be cast in favor or withheld. If a quorum is present, the nominees receiving a plurality of the votes cast at the Annual Meeting will be elected directors; therefore, votes withheld will have no effect. Thus, although abstentions and broker non-votes (shares held by customers which may not be voted on certain matters because the broker has not received specific instructions from the customer) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, they are generally not counted for purposes of determining whether such proposals have been approved and therefore have no effect.

SOLICITATION OF PROXIES

           The cost of solicitation of proxies will be borne by the Company. Solicitations will be made only by the use of the mails, except that officers and regular employees of the Company and The First National Bank of Altavista (the "Bank") may make solicitations of proxies by telephone, telegram, special letter, or by special call, acting without compensation other than regular compensation. It is contemplated that brokerage houses and other nominees, custodians, and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse them for their charges and expenses in this connection.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         To the Company's knowledge, no shareholder of the Company owns 5% or more of the outstanding common stock. For information regarding securities ownership by members of the Company's Board of Directors and management, please see "Election of Directors" below.


                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         The Company's Board is divided into three classes (I, II, and III) of directors. The term of office for Class II directors will expire at the Annual Meeting. Four persons named below, each of whom currently serves as a director of the Company, will be nominated to serve as a Class II director and one person named below, who currently serves as a director of the Company, will be nominated to serve as a Class I director. If elected, the Class II nominees will serve until the 2002 Annual Meeting of Shareholders and the Class I director will serve until the 2001 Annual Meeting of Shareholders. The persons named in the proxy will vote for the election of the nominees named below unless authority is withheld. The Company's Board believes that the nominees will be available and able to serve as directors, but if any of these persons should not be available or able to serve, the proxies may exercise discretionary authority to vote for a substitute proposed by the Company's Board.

           Certain information concerning the nominees for election at the Annual Meeting is set forth below, as well as certain information about the Class I and Class III directors who will continue in office.

                                                                                               COMMON
                                                                                              SHARES OF       OWNERSHIP AS A
                                                                            DIRECTOR OF        COMPANY        PERCENTAGE OF
          NAME (AGE) AND                     PRINCIPAL OCCUPATION             COMPANY       BENEFICIALLY       COMMON STOCK
              ADDRESS                          LAST FIVE YEARS               SINCE (1)      OWNED (2)(3)       OUTSTANDING
              -------                          ---------------               ---------      ------------       -----------
CLASS II DIRECTORS (NOMINEES) (SERVING UNTIL THE 2002 ANNUAL MEETING)

    Alvah P. Bohannon, III (51)                   President                     1985            1,920               *
        Altavista, Virginia                 Altavista Motors, Inc.

     James E. Burton, IV (42)             Vice President, Operations          1998(5)         4,575(4)              *
        Lynchburg, Virginia            Marvin V. Templeton & Sons, Inc.

      James P. Kent, Jr. (59)                      Partner                      1980          10,402(6)             1%
          Hurt, Virginia                         Kent & Kent

        Percy O. Moore (65)                        Retired                      1989          1,701(7)              *
        Altavista, Virginia                    Customer Service
                                                  Supervisor

CLASS III DIRECTORS (SERVING UNTIL THE 2000 ANNUAL MEETING)

    Herman P. Rogers, Jr. (55)                  Plant Manager                   1997          1,560(7)              *
        Altavista, Virginia                  BGF Industries, Inc.

      Carroll E. Shelton (48)               Senior Vice President               1990          3,911(8)              *
          Hurt, Virginia                   The First National Bank
                                                 of Altavista

    Kenneth S. Tyler, Jr. (58)             Retired President & CEO              1976            1,791               *
        Altavista, Virginia                 The Lane Company, Inc.

        John L. Waller (55)                    Owner & Operator                 1989          1,701(9)              *
          Hurt, Virginia                      Waller Farms, Inc.

CLASS I DIRECTORS (SERVING UNTIL THE 2001 ANNUAL MEETING)

      A. Willard Arthur (53)                Chairman and Secretary            1998(5)            400                *
        Rustburg, Virginia             Marvin V. Templeton & Sons, Inc.
             (NOMINEE)

         John P. Erb (55)                  Assistant Superintendent             1989          1,951(7)              *
        Altavista, Virginia                Campbell County Schools

       Robert L. Finch (69)                         Former                      1986          8,052(10)             1%
        Altavista, Virginia                 President & Treasurer
                                             Finch & Finch, Inc.

                                                                                               COMMON
                                                                                              SHARES OF       OWNERSHIP AS A
                                                                            DIRECTOR OF        COMPANY        PERCENTAGE OF
          NAME (AGE) AND                     PRINCIPAL OCCUPATION             COMPANY       BENEFICIALLY       COMMON STOCK
              ADDRESS                          LAST FIVE YEARS               SINCE (1)      OWNED (2)(3)       OUTSTANDING
              -------                          ---------------               ---------      ------------       -----------

    Robert H. Gilliam, Jr. (53)                President & CEO                  1979          5,909(11)             *
      Lynch Station, Virginia              The First National Bank
                                                 Of Altavista


      R. B. Hancock, Jr. (48)                 President & Owner                 1994          2,155(12)             *
       Huddleston, Virginia                R.B.H., Inc. d/b/a Napa
                                                  Auto Parts

All directors and executive                                                                    46,960              6.5%
officers as a group (14 persons)

------------------
* Less than 1.0%; based on total outstanding shares of 719,025 shares as of the date of this Proxy Statement.
(1) Reflects year that director initially served on the Board of the Bank, the Company's sole subsidiary. Effective May 1, 1997, the Company became the holding company for Bank.
(2) For purposes of this table, beneficial ownership has been determined in accordance with the provision of Rule 13d-3 of the Securities Exchange Act of 1934 under which, in general, a person is deemed to be the beneficial owner of a security if he has or shares the power to vote or direct the voting of the security or the power to dispose of or direct the disposition of the security, or if he has the right to acquire beneficial ownership of the security within sixty days.
(3) Includes shares held by affiliated corporations, close relatives, and children, and shares held jointly with spouses or as custodians or trustees for children.
(4) 315 of the reported shares held solely in spouse's name and 3,012 shares held as custodian for minor children.
(5) Pursuant to the Bylaws of the Company and the Bank, Messrs. Burton and Arthur were elected to the respective Boards as a Director of the Company and the Bank on August 11, 1998.
(6)      925 of the reported shares held solely in spouse's name.
(7)      Shares held jointly with spouse.
(8) 3,111 shares are held jointly with spouse; and includes 800 shares which represents shares that Mr. Shelton has the option to purchase as of May 1, 1998 under the 1997 Incentive Stock Option.
(9) 78 of the reported shares held in name of majority children living at home.
(10) 462 of the reported shares as held jointly with spouse, 15 shares held solely in spouse's name and 795 shares held indirectly by Finch & Finch, Inc., of which Mr. Finch is a majority shareholder.
(11) Includes 1,200 shares which represents shares that Mr. Gilliam has the option to purchase as of May 1, 1998 under the 1997 Incentive Stock Option.
(12) 1,675 of the reported shares held jointly with spouse and 180 shares held as custodian for minor child; 100 of the reported shares held in name of majority child living at home.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS.

         The Board of Directors conducts its business through meetings of the Company's Board and through committees of the Bank's Board, certain of which are set forth below. The Company became the holding company for the Bank in May 1997, and currently, the Bank's committees make recommendations to the Company's Board regarding the audit, personnel and nominating functions. During calendar year 1998, the Company's Board of Directors held 11 meetings and the Bank's Board of Directors held 18 meetings. No director attended fewer than 75 percent of the total meetings of the Company's and the Bank's Boards of Directors and the Bank committees on which he or she served during this period.

         AUDIT COMMITTEE. The Bank's Audit Committee meets to review reports of the Bank's internal auditor who reports directly to the Audit Committee and reviews the annual report of the Bank's independent auditors. Members of the Audit Committee are Messrs. Bohannon, Finch, Hancock, Moore and Waller, and they met 4 times in 1998.

         PERSONNEL COMMITTEE. The Bank's Personnel Committee reviews officer and employee compensation and employee benefit plans and makes recommendations to the Board concerning such matters. The Personnel Committee makes recommendations as to the employment of officers of the Bank. Members of the Personnel Committee are Messrs. Erb, Hancock, Moore, Rogers, Tyler and Gilliam, and they met 3 times in 1998.

         NOMINATING COMMITTEE. The Nominating Committee's duties include consideration of candidates for board election. The Nominating Committee makes a recommendation to the Board concerning candidates for any vacancy that may occur and the entire Board then determines which candidate(s) should be nominated for the shareholders' approval. Members of the Nominating Committee are Messrs. Erb, Kent, Tyler and Gilliam, and they met 2 times in 1998. While the Board of Directors will consider nominees recommended by shareholders, it has not actively solicited recommendations from the Bank's shareholders for nominees, nor has it established any procedures for this purpose.

TRANSACTIONS WITH MANAGEMENT

         Directors and officers of the Bank and persons with whom they are associated have had, and expect to have in the future, banking transactions with the Bank in the ordinary course of their businesses. In the opinion of management of the Bank, all such loans and commitments for loans were made on substantially the same terms, including interest rates, collateral and repayment terms as those prevailing at the same time for comparable transactions with other persons, were made in the ordinary course of business, and do not involve more than a normal risk of collectibility or present other unfavorable features.

DIRECTORS' FEES

           All directors of the Company received an annual retainer of $1,000 in 1998. Directors of the Bank received an annual retainer of $3,250 in 1998 and, in addition, the outside directors received $175.00 for each committee meeting attended.

INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

           As of December 31, 1998, borrowing by all policy-making officers, directors, principal shareholders and their associates amounted to $2,101,000 or 14%, of total capital. The maximum aggregate amount of such indebtedness during 1998 was $2,340,000, or 15% of total year-end capital. These loans were made in the ordinary course of the Bank's business, on the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risks of collectibility or present other unfavorable features. The Bank expects to have in the future similar banking transactions with officers, directors, principal shareholders and their associates.

                             EXECUTIVE COMPENSATION

         The following table provides information concerning Mr. Gilliam, President and CEO, the only executive officer of the Company whose compensation exceeded $100,000 for any of the three years ended December 31, 1998. All compensation, other than director fees for members of the Company's Board of Directors, was paid by the Bank, the Company's wholly-owned subsidiary.

                                            SUMMARY COMPENSATION TABLE
                                                ANNUAL COMPENSATION
                                                -------------------
        NAME AND PRINCIPAL                                                                                ALL OTHER
             POSITION                    YEAR          SALARY($)(1)           BONUS($)               COMPENSATION($)(2)
             --------                    ----          ------------           --------               ------------------
Robert H. Gilliam, Jr.                   1998             124,250              12,000                       2,087
PRESIDENT & CHIEF                        1997             118,250              13,800                       1,724
EXECUTIVE OFFICER                        1996             106,150              12,378                       1,855

(1) Includes a Board retainer of $4,250 in 1998, $3,250 in 1997, and $3,000 in 1996.
(2) Cost (based on IRS uniform cost table) of more than $50,000 of group-term life insurance provided by employer.

STOCK OPTIONS

           No options were granted to Mr. Gilliam during fiscal year 1998. Mr. Gilliam was granted 6,000 options during fiscal year 1997. These options vest over a five year period, have an exercise price of $20 per share and expire December 30, 2007.

          The following table reflects certain information regarding the exercise of stock options during the fiscal year ended December 31, 1998, as well as information with respect to unexpected options held at such date by Mr. Gilliam.

                                                                                                        VALUE OF UNEXERCISED
                                                                               NUMBER OF UNEXERCISED   "IN THE MONEY" OPTIONS
                                             NUMBER OF                        OPTIONS AT FISCAL YEAR     AT FISCAL YEAR END
                                          SHARES ACQUIRED         VALUE         END(#) EXERCISABLE/      ($)(1) EXERCISABLE/
                 NAME                      ON EXERCISE(#)      REALIZED($)         UNEXERCISABLE            UNEXERCISABLE
                 ----                      --------------      -----------         -------------            -------------

        Robert H. Gilliam, Jr.                   0                  0               1,200/4,800             15,975/63,900


(1) Calculated as the difference between the current market value and the exercise price of the options. Assumes a current market value of $33.3125 per share, as of March 1, 1999.


EMPLOYEE BENEFIT PLANS

           RETIREMENT PLAN. The Bank maintains a Non-Contributory Defined Benefit Retirement Plan (the "Retirement Plan") covering substantially all employees who have reached the age of 21 and have been fully employed for at least one year. The Retirement Plan, sponsored by the Virginia Bankers Association, provides participants with retirement benefits related to salary and years of credited service. Employees become vested after five plan years of service, and the normal retirement date is the plan anniversary date nearest the employee's 65th birthday. The Retirement Plan does not cover directors who are not active officers. The amount expensed for the Retirement Plan during the year ended December 31, 1998, was $108,076.

           The following table shows the estimated annual retirement benefits payable to employees in the average annual salary and years of service classifications set forth below assuming retirement at the normal retirement age of 65.


                                                           Years of Credited Service
    Consecutive Five-Year
        Average Salary                 15               20               25                30                 35
        --------------               ------           ------           ------            ------             ----
            $ 25,000                 $  5,625         $  7,500       $    9,375          $  11,250        $  12,188
              40,000                 $  9,990          $13,320        $  16,650          $  19,980        $  21,810
              55,000                  $15,053          $20,070        $  25,088          $  30,105        $  33,060
              75,000                  $21,803          $29,070        $  36,358          $  43,605        $  48,060
             100,000                  $30,240          $40,320        $  50,400          $  60,480        $  66,810
             125,000                  $38,678          $51,570        $  64,463          $  77,355        $  85,560
             150,000                  $47,115          $62,820        $  78,525          $  94,230         $104,310
             175,000                  $55,553          $74,070        $  92,588           $111,105         $123,060
             200,000                  $63,990          $85,320         $106,650           $127,980         $141,810

           Benefits under the Retirement Plan are based on a straight life annuity assuming full benefit at age 65, no offsets, and covered compensation of $31,200 for a person age 65 in 1998. Compensation is currently limited to $160,000 by Internal Revenue Code. The estimated annual benefit payable under the Retirement Plan upon retirement is $73,087 for Mr. Gilliam, credited with 40 years of service. Benefits are estimated on the basis that he will continue to receive, until age 65, covered salary in the same amount paid in 1998.

           PROFIT SHARING/401(K) PLAN. The Bank adopted a Defined Contribution Profit Sharing Thrift Plan (the "Thrift Plan") effective January 1, 1997. The Thrift Plan, sponsored by the Virginia Bankers Association, includes a 401(k) savings provision which authorizes a maximum voluntary salary deferral of up to 15% of compensation, subject to statutory limitations. All full-time employees who have reached the age of 21 with at least six months of service are eligible to participate. Contributions and earnings, which are tax-deferred, may be invested in various investment vehicles offered through the Virginia Bankers Association. The profit sharing arrangement allows for employer contributions in such amount, if any, which the Board of Directors shall determine. Employees become 100% vested in any employer contributions which may be made after five plan years of service. The Bank made no contributions to the Thrift Plan for the year ended December 31, 1998.

           INCENTIVE STOCK OPTION PLAN. The Company adopted the 1997 Incentive Stock Plan (the "Incentive Plan") effective May 1, 1997. The Incentive Plan makes available up to 25,000 shares of common stock for awards to key employees of the Company and its subsidiaries in the form of stock options, stock appreciation rights, and restricted stock (collectively, "Awards"). The purpose of the Incentive Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value. The Incentive Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

           Under the terms of the Incentive Plan, the non-employee directors of the Personnel Committee of the Board of Directors of the Bank (the "Committee") will administer the plan. No director may serve as a member of the Committee if he is eligible to participate in the Incentive Plan or was at any time within one year prior to his appointment to the Committee eligible to participate in the Incentive Plan. The Committee will have the power to determine the key employees to whom Awards shall be made.

           Each Award under the Incentive Plan will be made pursuant to a written agreement between the Company and the recipient of the Award (the "Agreement"). In administering the Incentive Plan, the Committee will have the authority, subject to approval, amendment and modification by the Board of Directors of the Company, to determine the terms and conditions upon which Awards may be made and exercised, to determine terms and provisions of each Agreement, to construe and interpret the Incentive Plan and the Agreements, to establish, amend, or waive rules or regulations for the Incentive Plan's administration, to accelerate the exercisability of any Award, the end of any performance period, or termination of any period of restriction, and to make all other determinations and take all other actions necessary or advisable for the administration of the Incentive Plan.

           The Board may terminate, amend, or modify the Incentive Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Internal Revenue Code of 1986, as amended (the "Code"), the rules and regulations under
Section 16 of the Securities Exchange Act of 1934 or pursuant to any other applicable laws, rules, or regulations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Exchange Act requires directors, executive officers and 10% beneficial owners of the Company's Common Stock to file reports concerning their ownership of Common Stock. The Company believes that its officers and directors complied with all filing requirements under Section 16(a) of the Securities Exchange Act of 1934 during 1998.


         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES LISTED ABOVE.



                         INDEPENDENT PUBLIC ACCOUNTANTS

           KPMG LLP, served as the Company's principal independent certified public accountants for the fiscal year ended December 31, 1998. No company has been selected by the Board of Directors to act as the Company's independent certified public accountants for the current fiscal year. The Board will make this decision later in the year. A representative of KPMG LLP will be present at the Annual Meeting and will be given the opportunity to make a statement and respond to appropriate questions from the shareholders.


                                 OTHER BUSINESS

           As of the date of this Proxy Statement, management of the Company has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote such proxy, to the extent entitled, in accordance with their best judgment.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

           Proposals of shareholders intended to be presented at the 2000 Annual Meeting must be received by the Company no later than November 5, 1999. Under applicable law, the Board of Directors need not include an otherwise appropriate shareholder proposal (including any shareholder nominations for director candidates) in its proxy statement or form of proxy for that meeting unless the proposal is received by the Company's Secretary, at the Company's principal office in Altavista, Virginia, on or before the date set forth above.

                                           By Order of the Board of Directors

                                           /s/ Dawn P. Crusinberry
                                           -----------------------
                                           Dawn P. Crusinberry
                                           SECRETARY

Altavista, Virginia
March 12, 1999


           A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB REPORT (INCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1998, WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS UPON WRITTEN REQUEST DIRECTED TO THE COMPANY'S SECRETARY AS SET FORTH ON THE FIRST PAGE OF THIS PROXY STATEMENT.

                                    APPENDIX


                                      PROXY
                         PINNACLE BANKSHARES CORPORATION
                       1999 Annual Meeting of Shareholders
                               Held April 13, 1999

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned Shareholder hereby constitutes and appoints William R. Martin, Jr., Robert I. Steele and Claude N. Woodson, or any of them, proxies of the undersigned, with full power of substitution, to vote the shares of common stock of Pinnacle Bankshares Corporation, outstanding in the name of the undersigned, at the 1999 Annual Meeting of Shareholders of Pinnacle Bankshares Corporation to be held at the Fellowship Hall of Altavista Presbyterian Church, located at 707 Broad Street, Altavista, Virginia, on the 13th day of April, 1999, at 11:30 a.m., and at any adjournment of adjournments thereof, with all powers the undersigned would possess if personally present:

ITEM 1: To elect the four (4) nominees listed below as Class II Directors to serve until the 2002 Annual Meeting of Shareholders and the one (1) Class I director to serve until the 2001 Annual Meeting of Shareholders, as further described in the Proxy Statement accompanying this Proxy.

         _____FOR all nominees listed below         _____WITHHOLD AUTHORITY
         (except as marked to the contrary below)        to vote for all
                                                         nominees listed below

                                    CLASS II
      Alvah P. Bohannon, III                               James P. Kent, Jr.
        James E. Burton, IV                                  Percy O. Moore
                                     CLASS I
                                A. Willard Arthur

(INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee's name on the space provided below.)

I withhold authority for _______________________________________________________


ITEM 2: To take action upon such other matters as may properly come before the meeting or any adjournment of adjournments thereof.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ON ITEM 1 LISTED ABOVE, AND YOUR PROXY WILL BE VOTED FOR ITEM 1 IF NO SPECIFICATION IS MADE. IF ANY OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED WITH RESPECT THERETO IN THE INTEREST OF THE COMPANY ACCORDING TO THE BEST JUDGMENT OF THE PERSON OR PERSONS VOTING THE PROXY.

                                     (OVER)

         This proxy is revocable by you at any time prior to the voting of the shares represented, by notifying the Secretary of the Company in writing before such vote or by filing another proxy with the Secretary bearing a later date. Shareholders who are present at the meeting may withdraw their proxy and vote in person. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. All joint holders should sign.


Dated __________________________, 1999        ____________________________(SEAL)

Number of Shares ___________
                                              ____________________________(SEAL)


                                              ____________________________(SEAL)


Return to:
Pinnacle Bankshares Corporation
P. O. Box 29
Altavista, Virginia  24517-0029
603436